UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):      April 29, 1997
                                                 ---------------------------


                                BELL SPORTS CORP.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Delaware                     0-19873                       36-3671789
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(State or other jurisdiction of     (Commission                 (I.R.S. employer
incorporation or organization)      file number)             identification no.)

             15170 N. Hayden Rd. Suite 1, Scottsdale, Arizona         85260
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               (Address of principal executive offices)             (Zip Code)

                                 (602) 951-0033
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              (Registrant's telephone number, including area code)

                                       N/A
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               Former name, former address and former fiscal year,
                          if changed since last report.

Item 2. Acquisition or Disposition of Assets.
---------------------------------------------

                  On April 29, 1997, Bell Sports Corp., a Delaware corporation ("Bell") announced that it completed the sale (the "Sale") of its Service/Cycle Mongoose inventory, trademarks and certain other related assets (collectively, the "Purchased Assets") to Brunswick Corporation, a Delaware corporation ("Brunswick"), pursuant to the Asset Purchase Agreement (the "Asset Purchase Agreement") dated as of April 1, 1997 among Brunswick, American Recreation Company, Inc., a Delaware corporation and an indirect wholly-owned subsidiary of Bell ("American Recreation"), and Bell. Brunswick also assumed certain liabilities relating to the Purchased Assets pursuant to the terms of the Asset Purchase Agreement. Bell will retain and collect the pre-Sale accounts receivable for the Service/Cycle Mongoose business, which are estimated to be approximately $19 million.

                  In connection with the completion of the Sale, Bell, American Recreation and Brunswick entered into: (i) a one-year Supply Agreement (the "Supply Agreement") pursuant to which American Recreation agreed to manufacture and sell to Brunswick certain Advent brand bicycle helmets and racks and (ii) a Warehouse Services Agreement (the Warehouse Services Agreement"), pursuant to which American Recreation agreed to provide Brunswick until September 30, 1997, subject to earlier termination in accordance with the terms of the Warehouse Services Agreement, with the use of certain of its distribution facilities, and the assistance of American Recreation personnel at such facilities in managing, receiving, packing, and shipping, Brunswick's inventory of bicycles and bicycle components, service parts and bicycle accessories. Bell and Brunswick also entered into a Stock Option Agreement (the "Stock Option Agreement"), pursuant to which Brunswick purchased from Bell a three-year option (the "Stock Option") to purchase 600,000 shares of Bell Common Stock, $.01 par value, at a price of $7.50 per share.

                  Brunswick paid $20.4 million to Bell upon consummation of the Sale in consideration of the transfer to Brunswick of the Purchased Assets and the issuance of the Stock Option and placed an additional $500,000 (the "Escrow Fund") into an escrow account pursuant to the Escrow Agreement (the "Escrow Agreement") contemplated by the Asset Purchase Agreement. The amount paid by Brunswick upon consummation of the sale was based, in part, on American Recreation's estimate of certain inventories as of the closing of the Sale. The Asset Purchase Agreement provides for certain post-closing adjustments to the purchase price for the Purchased Assets based on a final determination of the actual amounts of such inventories. Bell applied the funds received from Brunswick to reduce borrowings under its line of credit.

                  The foregoing description is qualified in its entirety by reference to the provisions of the Asset Purchase Agreement, the Escrow Agreement, the Supply Agreement, the Warehouse Services Agreement and the Stock Option Agreement, which are filed as Exhibits 2, 10.1, 10.2, 10.3 and 10.4 hereto, respectively, and each of which is incorporated herein by reference.


Item 5. Other Events.
---------------------

                  Simultaneously with the closing of the transactions contemplated by the Asset Purchase Agreement, Bell amended its bank line of credit, inter alia, to reduce the maximum amount of the line of credit to $60,000,000, and to modify certain covenants applicable to Bell. The amended line of credit is evidenced by an Amended and Restated Multicurrency Credit Agreement dated as of April 28, 1997 with Harris Bank & Trust Company and the other lenders parties thereto (the "Amended Credit Agreement").

                  The foregoing description is qualified in its entirety by reference to the provisions of the Amended Credit Agreement, which is filed as
Exhibit 10.5 hereto and which is incorporated herein by reference.


Item 7. Financial Statements and Exhibits.
------------------------------------------

(a)  Financial statements of businesses acquired.
     --------------------------------------------

                  Not applicable.

(b)  Pro forma financial information.
     --------------------------------


                       BELL SPORTS CORP. AND SUBSIDIARIES
                      PRO FORMA CONSOLIDATED BALANCE SHEET
                                 MARCH 29, 1997
                            (unaudited; in thousands)

                                                             BELL SPORTS            SERVICE CYCLE                 PRO FORMA
                                                              MARCH 29,               MARCH 29,                   MARCH 29,
                                                                 1997                    1997                        1997
                                                         ---------------------   ---------------------       ---------------------
ASSETS
------
Cash and cash equivalents                                 $            26,755     $              -           $             26,755
Accounts receivable                                                    89,305                    -                         89,305
Inventories                                                            72,390                 (18,257) a                   54,133
Other current assets                                                   22,875                    -                         22,875
                                                         ---------------------   ---------------------       ---------------------
             Total current assets                                     211,325                 (18,257)                    193,068

Property, plant and equipment                                          25,577                    (387) b                   25,190
Goodwill                                                               56,962                 (13,656) c                   43,306
Intangibles and other assets                                           15,912                  (2,650) d                   13,262
                                                         ---------------------   ---------------------       ---------------------
              Total assets                                $           309,776     $           (34,950)       $           274,826
                                                         =====================   =====================       =====================

LIABILITIES AND STOCKHOLDERS' EQUITY
------------------------------------
Accounts payable                                          $            12,282     $              -            $            12,282
Accrued expenses                                                       22,707                  (9,054) e                   13,653
Accrued compensation and employee benefits                              3,182                    -                          3,182
Notes payable and current maturities of long-term
   debt and capital lease obligations                                   2,843                    -                          2,843
                                                         ---------------------   ---------------------       ---------------------
             Total current liabilities                                 41,014                  (9,054)                     31,960

Long-term debt and capital lease obligations                          150,346                 (20,883) f                  129,463
Other liabilities                                                       4,152                    -                          4,152
                                                         ---------------------   ---------------------       ---------------------
             Total liabilities                                        195,512                 (29,937)                    165,575
             Total stockholders' equity                               114,264                  (5,013)                    109,251
                                                         ---------------------   ---------------------       ---------------------
             Total liabilities and stockholders' equity   $           309,776     $           (34,950)        $           274,826
                                                         =====================   =====================       =====================


a.  Represents the disposal of the Service Cycle/Mongoose inventory at net book value.
b.  Represents the disposal of the Service Cycle/Mongoose property, plant and equipment at net book value.
c.  Represents the disposal of the Service Cycle/Mongoose goodwill of $14.3 million less accumulated amortization.
d.  Represents the disposal of the Service Cycle/Mongoose trademark of $3 million less accumulated amortization.
e.  Represents costs associated with exiting the Service Cycle/Mongoose product line and related reorganization of distribution network.
f.  Represent the reduction of the  Company's  outstanding  line of credit with the proceeds from the disposal of Service Cycle/Mongoose product line.

                       BELL SPORTS CORP. AND SUBSIDIARIES
                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                    FOR THE NINE MONTHS ENDED MARCH 29, 1997
                (unaudited; in thousands, except per share data)

                                                            BELL SPORTS            SERVICE CYCLE                 PRO FORMA
                                                             MARCH 29,               MARCH 29,                   MARCH 29,
                                                                1997                    1997                        1997
                                                        ---------------------   ---------------------       ---------------------
Net sales                                                $           189,267     $            44,263  a      $           145,004
Cost of sales                                                        135,037                  35,314  b                   99,723
                                                        ---------------------   ---------------------       ---------------------
    Gross Profit                                                      54,230                   8,949                      45,281

Selling, general and administrative expenses                          45,342                   8,645  c                   36,697
Loss on disposal of product line                                      25,360                  25,360  d                           -
Amortization of goodwill and intangible assets                         2,592                     418  e                    2,174
Restructuring charges                                                  4,142                     -                         4,142
Net investment income                                                 (2,610)                    -                        (2,610)
Interest expense                                                       5,467                   1,203  f                    4,264
                                                        ---------------------   ---------------------       ---------------------

(Loss) income before income taxes                                    (26,063)                (26,677)                        614
(Benefit) provision for income taxes                                  (3,649)                 (3,735)                         86
                                                        ---------------------   ---------------------       ---------------------
Net (loss) income                                        $           (22,414)    $           (22,942)        $               528
                                                        =====================   =====================       =====================

Net (loss) income per common
  and common equivalent share                            $             (1.63)    $             (1.67)        $              0.04
                                                        =====================   =====================       =====================


Weighted average number of
  common and common
  equivalent shares outstanding                                       13,764                  13,764                      13,764
                                                        =====================   =====================       =====================


a.  Represents the world wide net sales for the Service Cycle/Mongoose product line.
b.  Represents the world wide cost of sales for the Service Cycle/Mongoose product line.
c.  Represents the world wide selling, general and administrative expenses for the Sevice Cycle/Mongoose product line.
d.  Represents the costs associated with the disposition of the Service Cycle/Mongoose product line and resulting distribution changes. The write-off of goodwill and intangibles were $14.8 million, disposal and exit costs were $5.4 million and costs to reorganize the distribution network as a result of the sale of Service Cycle/Mongoose product line were $5.2 million.
e.  Represents the amortization expense associated with the Service Cycle/Mongoose related goodwill and intangibles.
f.  Represents the interest expense allocated to the Service Cycle/Mongoose product line.

                       BELL SPORTS CORP. AND SUBSIDIARIES
                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                        FOR THE YEAR ENDED JUNE 29, 1996
                (unaudited; in thousands, except per share data)

                                                    BELL SPORTS               SERVICE CYCLE                    PRO FORMA
                                                      JUNE 29,                   JUNE 29,                       JUNE 29,
                                                        1996                       1996                           1996
                                                ---------------------      ---------------------          ---------------------
Net sales                                        $           262,340        $            63,385  a         $           198,955
Cost of sales                                                201,621                     53,171  b                     148,450
                                                ---------------------      ---------------------          ---------------------
    Gross Profit                                              60,719                     10,214                         50,505

Selling, general and administrative expenses                  66,826                     10,831  c                      55,995
Amortization of goodwill and intangible assets                 2,854                        557  d                       2,297
Restructuring charges                                          5,850                        -                            5,850
Net investment income                                         (2,877)                       -                           (2,877)
Interest expense                                               8,691                      1,999  e                       6,692
                                                ---------------------      ---------------------          ---------------------

Loss before income taxes                                     (20,625)                    (3,173)                       (17,452)
Benefit from income taxes                                     (8,250)                    (1,269)                        (6,981)
                                                ---------------------      ---------------------          ---------------------
Net loss                                         $           (12,375)       $            (1,904)           $           (10,471)
                                                =====================      =====================          =====================

Net loss per common
  and common equivalent share                    $             (0.90)       $             (0.14)           $             (0.76)
                                                =====================      =====================          =====================


Weighted average number of
  common and common
  equivalent shares outstanding                               13,740                     13,740                         13,740
                                                =====================      =====================          =====================

a.  Represents the world wide net sales for the Service Cycle/Mongoose product line.
b.  Represents  the world  wide cost of sales  for the  Service  Cycle/Mongoose product line, including inventory step-up from the AMRE merger.
c.  Represents the world wide selling, general and administrative expenses for the Sevice Cycle/Mongoose product line.
d.  Represents the amortization expense associated with the Service Cycle/Mongoose related goodwill and intangibles.
e.  Represents the interest expense allocated to the Service Cycle/Mongoose product line.

(c)  Exhibits:
     ---------

                  The following is a list of the Exhibits filed herewith.

2 Asset Purchase Agreement dated as of April 1, 1997 among Brunswick, American Recreation and Bell. Certain schedules and similar attachments to this Exhibit have been omitted. Bell agrees to furnish supplementally a copy any such omitted schedule or similar attachment to the Securities and Exchange Commission upon request.

10.1 Escrow Agreement and Instructions dated as of April 28, 1997 among Brunswick, American Recreation, Bell and The First National Bank of Chicago, as Escrow Agent.

10.2              Supply   Agreement  dated  April  28,  1997  among  Brunswick,
                  American Recreation and Bell.

10.3 Warehouse Services Agreement dated April 28, 1997 among Brunswick, American Recreation and Bell.

10.4              Stock  Option  Agreement  dated as of  April  28,  1997  among
                  Brunswick and Bell.

10.5 Amended and Restated Multicurrency Credit Agreement dated as of April 28, 1997 among Bell, Harris Bank & Trust Company and the other lenders parties thereto.

                                    SIGNATURE
                                    ---------


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        BELL SPORTS CORP.


Date: May 13, 1997                      By: Terry G. Lee
                                            ------------
                                          Terry G. Lee
                                          Chairman and Chief
                                          Executive Officer

                                  EXHIBIT INDEX
                                  -------------

The following is a list of the Exhibits filed herewith.

Exhibit
-------

2 Asset Purchase Agreement dated as of April 1, 1997 among Brunswick, American Recreation and Bell. Certain schedules and similar attachments to this Exhibit have been omitted. Bell agrees to furnish supplementally a copy any such omitted schedule or similar attachment to the Securities and Exchange Commission upon request.

10.1 Escrow Agreement and Instructions dated as of April 28, 1997 among Brunswick, American Recreation, Bell and The First National Bank of Chicago, as Escrow Agent.

10.2              Supply   Agreement  dated  April  28,  1997  among  Brunswick,
                  American Recreation and Bell.

10.3 Warehouse Services Agreement dated April 28, 1997 among Brunswick, American Recreation and Bell.

10.4              Stock  Option  Agreement  dated as of  April  28,  1997  among
                  Brunswick and Bell.

10.5 Amended and Restated Multicurrency Credit Agreement dated as of April 28, 1997 among Bell, Harris Bank & Trust Company and the other lenders parties thereto.